UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 1, 2004

Gateway Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-6404	44-0651207
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 2615, Houston, Texas		77002
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code:  (713) 336-0844

Not Applicable

(Former name, former address and former fiscal year, if

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board elected John A. Raasch to act as interim President, Chief Executive Officer and Chief Operating Officer of Gateway Energy Corporation (the “Company”) effective November 1, 2004.  Mr. Raasch is currently a member of the Board of Directors of the Company.  Mr. Raasch and the Company have not entered into an employment agreement and Mr. Raasch has agreed to perform the services related to these offices without compensation.

The information required by Item 5.02(c)(2) of Form 8-K regarding Mr. Raasch is incorporated herein by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2004

GATEWAY ENERGY CORPORATION
(Registrant)

By:	/s/ John A. Raasch
John A. Raasch, President, Chief
Executive Officer and Chief
Operating Officer